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EXHIBIT 10.1

FIRST AMENDMENT TO
FIRST AMENDED AND RESTATED
PARTICIPATION AGREEMENT

        This FIRST AMENDMENT TO FIRST AMENDED AND RESTATED PARTICIPATION AGREEMENT, dated as of November 20, 2002 (this "Amendment") is among UNIVERSAL COMPRESSION, INC., a Texas corporation ("Lessee"), BRL UNIVERSAL EQUIPMENT 2001 A, L.P., a Delaware limited partnership ("Lessor") and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company) and the other financial institutions listed on the signature pages hereof as Tranche B Lenders, (each a "Tranche B Lender" and collectively "Tranche B Lenders").

WITNESSETH:

        WHEREAS, Lessee, Universal Compression Holdings, Inc., as Guarantor, Lessor, The Bank of New York, not in its individual capacity but solely as Indenture Trustee, Paying Agent, Transfer Agent and Registrar for the Tranche A Noteholders, Tranche B Lenders, BRL Universal Equipment Management, Inc., as Lessor General Partner, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) as Administrative Agent and as Collateral Agent have entered into that certain First Amended and Restated Participation Agreement dated as of October 15, 2001 (together with all amendments and supplements thereto, the "Participation Agreement"); and

        WHEREAS, the parties hereto desire to amend Appendix A and Section 9.3(o) of the Participation Agreement.

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and in the Participation Agreement, the parties hereto agree as follows:

        1.    Definitions.    Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth or referred to in Appendix A to the Participation Agreement, which Appendix A also includes the rules of usage and interpretation applicable hereto.

        2.    Effectiveness.    This Amendment shall become effective as of the date first written above upon the execution and delivery hereby by Majority Tranche B Lenders, Lessee and Lessor.

        3.    Amendment to Participation Agreement.

          (a)  The definition of "Total Debt" set forth in Appendix A to the Participation Agreement is hereby amended and restated as follows:

            "Total Debt" shall mean, at any time (without duplication), the sum of (i) 100% of Debt reflected on the balance sheet of Lessee in accordance with GAAP, plus (ii) 100% of any amount funded (Debt and equity) under Operating Equipment Lease Facilities including the Lease Agreement, plus (iii) 100% of any amount funded (Debt and equity) in connection with the ABS Operating Equipment Lease Facility."

          (b)  Section 9.3(o)(ii) of the Participation Agreement is hereby amended and restated as follows:

            "(ii)    Total Debt to EBITDAR.    Lessee will not permit its Total Leverage Ratio as of the end of any Testing Period to be greater than 5.00 to 1.00."

        4.    Representations and Warranties.    Lessee hereby represents and warrants for the benefit of Lessor and each of the Tranche B Lenders as follows.

          (a)  No Lease Default or Lease Event of Default has occurred and is continuing.

          (b)  Lessee has performed and complied with all covenants, agreements and conditions contained in the Participation Agreement and Lease Agreement required to be performed or complied with by it.

          (c)  All representations and warranties of Lessee contained in the Participation Agreement were true and correct when made and are true and correct in all material respects at and as of the time of delivery of this Amendment.

        5.    Miscellaneous.    Sections 12.3, 12.4, 12.6, 12.7, 12.8, 12.9 and 12.10 of the Participation Agreement are incorporated herein by reference mutatis mutandis.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

UNIVERSAL COMPRESSION, INC., as Lessee
By	/s/ RICHARD W. FITZGERALD
	Name:	Richard W. FitzGerald
	Title:	Senior Vice President and Chief Financial Officer

BRL UNIVERSAL EQUIPMENT 2001 A, L.P., as Lessor
By BRL Universal Equipment Management, Inc. Its General Partner
By	/s/ GREGORY C. GREENE
	Name:	Gregory C. Greene
	Title:	President

DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as Tranche B Lender [Percentage of Tranche B Notes: 12.222222%]
By	/s/ MARCUS M. TARKINGTON
	Name:	Marcus M. Tarkington
	Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) as Tranche B Lender [Percentage of Tranche B Notes: 13.812457%]
By	/s/ DAVID E. HUMPHREYS
	Name:	David E. Humphreys
	Title:	Vice President

BANK ONE, NA (Main Office Chicago) as Tranche B Lender [Percentage of Tranche B Notes: 10.845692%]
By	/s/ DIANNE L. RUSSELL
	Name:	Dianne L. Russell
	Title:	Director

THE BANK OF NOVA SCOTIA, as Tranche B Lender [Percentage of Tranche B Notes: 7.195224%]
By	/s/ N. BELL
	Name:	N. Bell
	Title:	Senior Manager

CITADEL HILL 2000 LTD., as Tranche B Lender [Percentage of Tranche B Notes: 6.084113%]
By
Name:
Title:

NATEXIS BANQUES POPULAIRES, as Tranche B Lender [Percentage of Tranche B Notes: 9.734581%]
By	/s/ TIMOTHY L. POLVADO
	Name:	Timothy L. Polvado
	Title:	Vice President and Group Manager
By	/s/ RENAUD J. D'HERBES
	Name:	Renaud J. d'Herbes
	Title:	Senior Vice President And Regional Manager

LANDMARK CDO LIMITED, as Tranche B Lender [Percentage of Tranche B Notes: 6.084113%]
By	/s/ GIL MARCHAND
	Name:	Gilles Marchand
	Title:	Authorized Signatory

LANDMARK II CDO, as Tranche B Lender [Percentage of Tranche B Notes: 3.650468%]
By	/s/ GIL MARCHAND
	Name:	Gilles Marchand
	Title:	Authorized Signatory

CSAM FUNDING I, as Tranche B Lender [Percentage of Tranche B Notes: 8.468325%]
By
Name:
Title:

FIRST DOMINION FUNDING I, as Tranche B Lender [Percentage of Tranche B Notes: 10.951403%]
By
Name:
Title:

FIRST DOMINION FUNDING II, as Tranche B Lender [Percentage of Tranche B Notes: 7.300935%]
By
Name:
Title:

MERRILL LYNCH LONGHORN CDO II, as Tranche B Lender [Percentage of Tranche B Notes: 3.650468%]
By
Name:
Title:

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  EXHIBIT 10.1
FIRST AMENDMENT TO FIRST AMENDED AND RESTATED PARTICIPATION AGREEMENT